NATIONWIDE MUTUAL FUNDS
Nationwide Multi-Cap Portfolio

Supplement dated April 7, 2020
to the Prospectus dated February 19, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

Under the “Principal Risks” section on page 9 of the Prospectus, Selection risk is deleted in its entirety and replaced with the following:

Selection risk – Selection risk is the risk that the securities or other instruments selected by the Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies. The sleeve managed by Allianz would be expected to underperform during periods when volatility accelerates rapidly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE